                                                                 Exhibit 23.2




INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements No.'s 333-26743 and 333-61467 of Mail-Well, Inc. on Forms S-8 of our report dated January 28, 1999 appearing in this Annual Report on Form 10-K of Mail-Well, Inc. for the year ended December 31, 2000.



/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
March 20, 2001


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